Net Revenues - Discounts and Other Reductions (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Discounts and other reductions in gross income
Gross sales	€ 5,322,618	€ 4,882,615	€ 4,579,759
Chargebacks	(826,775)	(652,564)	(488,072)
Cash discounts	(57,512)	(51,953)	(46,150)
Volume rebates	(43,274)	(51,242)	(49,458)
Medicare and Medicaid	(41,722)	(47,820)	(25,710)
Other discounts	(35,262)	(29,206)	(35,806)
Total net sales	€ 4,318,073	€ 4,049,830	€ 3,934,563